UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 1, 2017

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                                                Material Definitive Agreement

On May 31, 2017, Deere & Company (“Deere”) entered into a Share and Asset Sale and Purchase Agreement (“Agreement”) with Wirtgen Group Holding GmbH (“Wirtgen”) pursuant to which Deere has agreed to acquire substantially all of Wirtgen’s business operations (the “Acquisition”). Wirtgen is a leading worldwide manufacturer in the road construction industry. The operating group of companies includes product brands “WIRTGEN”, “VÖGELE”, “HAMM”, “KLEEMANN,” “BENNINGHOVEN”, and “CIBER”; as well as sales and service companies worldwide. The purchase price for the Acquisition, which is payable in cash, is EUR 4,357,000,000 (or approximately US 4,900,000,000 based on currency exchange rates as of May 25, 2017), a portion of which will be held in escrow to secure certain indemnity obligations of Wirtgen in connection with the Acquisition. In addition to the purchase price, at the closing of the Acquisition Deere will assume substantially all liabilities of the Wirtgen business and pay Wirtgen an amount equal to five percent per annum multiplied by the purchase price for the period that elapses from the signing date until the closing date, which amount represents compensation for the earnings of the Wirtgen business during such period (the “Ticking Fee”). The estimated total transaction value is approximately EUR 4,600,000,000 (or approximately US 5,200,000,000 based on currency exchange rates as of May 25, 2017), representing the aggregate purchase price for the Acquisition, plus the assumed net debt of the Wirtgen business, and the estimated Ticking Fee.

The closing of the Acquisition is subject to customary closing conditions, including expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required anti-trust approvals in foreign jurisdictions, including in particular, the European Union, China, Brazil, India and Russia. The Agreement contains customary representations, warranties, and covenants for a transaction of this type, including an undertaking providing for each of the parties to use best efforts to cause the transactions to be consummated. Pursuant to the Agreement, Wirtgen has agreed to indemnify Deere for losses resulting from a breach of certain representations and warranties, subject to certain limitations. During the period between the execution of the Agreement and closing of the Acquisition, Wirtgen is required to operate in the ordinary course. The Agreement also contains certain rights to rescind the Agreement prior to closing, including by Deere in the event of a material adverse change (as defined in the Agreement) during the period between the execution of the Agreement and the closing of the Acquisition or by either party in the event the closing of the Acquisition has not occurred by February 28, 2018.

The parties expect the Acquisition to close in the first quarter of the 2018 fiscal year. Deere currently expects to fund the Acquisition and the related fees and expenses from a combination of cash and new debt financing. There is no financing condition to the Acquisition.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this report by reference. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that Agreement and as of specified dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Deere, Wirtgen or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Deere’s public disclosures.

Forward Looking Statements

This document and the exhibits filed herewith contain forward-looking information related to Deere, Wirtgen, and the Acquisition that is based on current expectations and involves substantial risks and uncertainties that could cause actual results, performance, events, or transactions to differ materially from those expressed or implied by such statements.

Forward-looking statements in this document and exhibits include, among other things, statements about Deere and Wirtgen’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Wirtgen; the anticipated timing of closing of the Acquisition; the potential benefits of the proposed Acquisition; and the anticipated operating synergies. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; other business risks, including the effects of industry, market, general economic, political or regulatory conditions; future currency exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. In addition, actual results, performance, events and transactions, are subject to other risks and uncertainties that relate more broadly to Deere’s overall business, including those more fully described in Deere’s filings with the U.S. Securities and Exchange Commission (“SEC”) (including, but not limited to, the factors discussed in Item 1A. Risk Factors of Deere’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q). In light of these risks, uncertainties, and other factors, you are cautioned not to place undue reliance on the forward-looking information. Deere, except as required by law, undertakes no obligation to update or revise the forward-looking statements, whether as a result of new developments or otherwise.

Item 7.01                                                                Regulation FD Disclosure

On June 1, 2017, Deere issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

Deere & Company will hold a conference call for investors at 10 AM ET on June 1, 2017 regarding the Acquisition. The call can be accessed at www.JohnDeere.com/events-and-presentations. An archived version of the call will be available shortly after its conclusion. A copy of the conference call presentation is furnished herewith as Exhibit 99.2.

This information is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by Deere under the Securities Act of 1933, as amended (“Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 9.01                                                                Exhibits

(d) Exhibits

(2.1)                      Share and Asset Sale and Purchase Agreement, dated May 31, 2017, between Deere & Company and Wirtgen Group Holding GmbH (Filed herewith).*

(99.1)               Press Release (Furnished herewith).

(99.2)               Conference Call Presentation (Furnished herewith).

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Deere hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: June 1, 2017

Exhibit Index

Number and Description of Exhibit

(2.1)	Share and Asset Sale and Purchase Agreement, dated May 31, 2017, between Deere & Company and Wirtgen Group Holding GmbH (Filed herewith).*
(99.1)	Press Release (Furnished herewith).
(99.2)	Conference Call Presentation (Furnished herewith).

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Deere hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.